                                                                   EXHIBIT 10.20

        PLAN PARTICIPANTS OF THE DURA AUTOMOTIVE SYSTEMS, INC. CHANGE OF
                               CONTROL AGREEMENTS

Participant name:

     Lawrence A. Denton
     John J. Knappenberger
     Milton D. Kniss
     Keith R. Marchiando
     Theresa L. Skotak

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